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                                                             EXHIBIT 10.40


          SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT

          SECOND AMENDMENT, dated as of February 11, 1997 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of December 27, 1996 among MARVEL ENTERTAINMENT GROUP, INC., a Delaware corporation (the "Borrower"), as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), as debtors and debtors-in-possession under Chapter 11 of the Bankruptcy Code, THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                             W I T N E S S E T H:

          WHEREAS, the Borrower, the Guarantors, Chase and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of December 27, 1996 (as heretofore supplemented by that certain Supplementary Letter and that certain Second Supplementary Letter each dated as of December 27, 1996 and as heretofore amended by that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of January 24, 1997, and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

          WHEREAS, Section 10.3(b) of the Credit Agreement provides that each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it and the related Note held by it) by executing and delivering with such Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit E to the Credit Agreement (a copy of which is annexed hereto as Schedule I); and

          WHEREAS, Chase wishes to assign to each of the financial institutions (other than Chase) that is named on Annex A hereto (such financial institutions other than Chase, collectively the "New Banks"), and each of the New Banks wishes to assume, a pro rata portion of Chase's interests, rights and obligations under the Credit Agreement; and



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          WHEREAS, the Borrower, the Guarantors, Chase, the New Banks and the
Agent have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among Chase and the New Banks will be more expeditious and administratively efficient than the execution and delivery of a separate Assignment and Acceptance between Chase and each of the New Banks; and

          WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the New Banks shall become a party to the Credit Agreement as a Bank and shall have the rights and obligations of a Bank thereunder and the respective Commitment of Chase and each of the New Banks under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to
Section 2.9 of the Credit Agreement;

          NOW, THEREFORE, it is agreed:

                        1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

                        2. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

                        3. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

                        4. By its execution and delivery hereof, Chase shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

                        5. By its execution and delivery hereof, each of the New Banks shall be deemed to have made each of the statements set forth in clauses (i), (ii), (iii), (iv) and (v) of paragraph 3 of

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the Assignment and Acceptance as if such statements were fully set forth herein at length.

                        6. On the Effective Date, (i) each New Bank will pay to the Agent (for the account of Chase) such amount as represents such New Bank's pro rata portion of the aggregate principal amount of the Loans, if any, that are outstanding on the Effective Date and such New Bank's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each of the New Banks such fees as have been previously agreed to between the Agent and such New Bank. Promptly following the occurrence of the Effective Date, the Borrower will execute and deliver to the Agent in exchange for the Note presently held by Chase a new Note payable to the order of each of the Banks in a principal amount equal to such Bank's Commitment reflected on Annex A hereto.

                        7. By its execution and delivery hereof, each of the New Banks (i) agrees that any interest, Commitment Fees and Letter of Credit Fees (pursuant to Sections 2.7, 2.19 and 2.20 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to such New Bank and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to Chase (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of Chase and each New Bank which accrue on or after the Effective Date shall be payable to such Bank in accordance with its Commitment), (ii) acknowledges that if such New Bank is organized under the laws of a jurisdiction outside of the United States, such New Bank has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Bank's exemption from United States withholding taxes with respect to any payments to be made to such New Bank under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Bank has heretofore supplied to the Agent the information


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requested on the administrative questionnaire which is attached to the Assignment and Acceptance as Exhibit A.

                        8. This Amendment shall not become effective (the "Effective Date") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, Chase, the New Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the payments provided for in clauses (i) and (ii) of paragraph 6 hereof shall have been made.

                        9. The Borrower agrees that its obligations set forth in Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

                        10. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                        11. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                        12. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.


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                        IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the day and the year first above written.

                                         MARVEL ENTERTAINMENT GROUP, INC.


                                         By:/s/ Bobby G. Jenkins
                                            ----------------------------
                                         Title: Chief Financial Officer

                                         GUARANTORS:
                                         THE ASHER CANDY COMPANY
                                         FLEER CORP.
                                         FRANK H. FLEER CORP.
                                         HEROES WORLD DISTRIBUTION, INC.
                                         MALIBU COMICS ENTERTAINMENT, INC.
                                         MARVEL CHARACTERS, INC.
                                         MARVEL DIRECT MARKETING INC.
                                         SKYBOX INTERNATIONAL INC.


                                         By:/s/ Bobby G. Jenkins
                                            -----------------------------
                                         Title: Chief Financial Officer

                                         THE CHASE MANHATTAN BANK,
                                          INDIVIDUALLY AND AS AGENT


                                         By:/s/ Susan E. Atkins
                                            -----------------------------
                                         Title:  Vice President
                                         270 Park Avenue
                                         New York, New York 10017

                                         NEW BANKS:
                                         LEHMAN COMMERCIAL PAPER INC.



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                                          By:/s/ Dennis J. Dee
                                             --------------------------------
                                          Title:  Authorized Signatory
                                          3 World Financial Center
                                          New York, New York 10285-1000

                                          THE TORONTO-DOMINION BANK


                                          By:/s/ Kimberly Burleson
                                             ---------------------------------
                                          Title: Manager Credit Administration
                                          909 Fannin Street, Suite 1700
                                          Houston, Texas 77010

                                          THE FIRST NATIONAL BANK OF BOSTON


                                          By:/s/ illegible
                                             ---------------------------------
                                          Title:  Director
                                          100 Federal Street
                                          Boston, Massachusetts 02106



                                          CREDIT SUISSE FIRST BOSTON


                                          By:/s/ illegible    /s/ illegible
                                             ---------------------------------
                                          Title: Director    Director
                                          Eleven Madison Avenue
                                          New York, New York 10010-3629

                                          BANK OF AMERICA ILLINOIS


                                          By:/s/ L. Dustin Vincent
                                             ---------------------------------
                                          Title:  Managing Director
                                          231 South LaSalle Street



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                                          Chicago, Illinois 60697

                                          CIBC, INC.


                                          By:/s/ Douglas J. Smith
                                             ---------------------------------
                                          Title:  Vice President
                                          425 Lexington Avenue
                                          New York, New York 10017

                                          CREDIT LYONNAIS, NEW YORK BRANCH


                                          By:/s/ Alan Sidrane
                                             ---------------------------------
                                          Title:  First Vice President
                                          1301 Avenue of the Americas
                                          New York, New York 10019-6022

                                          THE LONG-TERM CREDIT BANK OF JAPAN,
                                           LTD., LOS ANGELES AGENCY


                                          By:/s/ Paul B. Clifford
                                             ---------------------------------
                                          Title:  Deputy General Manager
                                          350 South Grand Avenue, Suite 3000
                                          Los Angeles, California 90071


                                          THE NIPPON CREDIT BANK, LTD.


                                          By:/s/ Yoshihide Watanabe
                                             ---------------------------------
                                          Title:  Vice President and Manager
                                          245 Park Avenue, 30th Floor
                                          New York, New York 10167

                                          THE SUMITOMO BANK, LIMITED



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                                           By:/s/ John C. Kissinger
                                             ---------------------------------
                                           Title:  Joint General Manager
                                           277 Park Avenue
                                           New York, New York 10172





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                                                               ANNEX A TO
                                                         SECOND AMENDMENT





                                    ANNEX A


                                      to


                    REVOLVING CREDIT AND GUARANTY AGREEMENT





                   Dated as of December 27, 1996, as amended





                                     COMMITMENT                 COMMITMENT
BANK                                   AMOUNT                   PERCENTAGE
----                                 ----------                 -----------
The Chase Manhattan Bank             $25,000,000                 25.0000%
Lehman Commercial Paper Inc.         $13,500,000                 13.5000%
The Toronto-Dominion Bank            $13,500,000                 13.5000%
  Cayman Islands Branch
The First National Bank of Boston    $10,000,000                 10.0000%
Credit Suisse First Boston           $10,000,000                 10.0000%
Bank of America Illinois              $5,000,000                  5.0000%
CIBC, Inc.                            $5,000,000                  5.0000%
Credit Lyonnais                       $5,000,000                  5.0000%
The Long-Term Credit Bank of          $5,000,000                  5.0000%
  Japan, Ltd., Los Angeles Agency
The Nippon Credit Bank, Ltd.          $5,000,000                  5.0000%
The Sumitomo Bank, Limited            $3,000,000                  3.0000%
                                    ------------               ----------
Total                               $100,000,000                100.0000%
                                    ============               ==========